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                                 GALAXY FUND II
                                 ("GALAXY II")
                       GALAXY II LARGE COMPANY INDEX FUND
                       GALAXY II SMALL COMPANY INDEX FUND
                          GALAXY II UTILITY INDEX FUND
                       GALAXY II U.S. TREASURY INDEX FUND
                         GALAXY II MUNICIPAL BOND FUND
                                 (THE "FUNDS")

                         SUPPLEMENT DATED JULY 3, 2002
                    TO THE PROSPECTUSES DATED JULY 31, 2001

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

    On June 17, 2002, the Board of Trustees of Galaxy II approved Agreements and Plans of Reorganization between Galaxy II and each of Liberty Funds Trust IV and Liberty Funds Trust V (collectively, the "Liberty Funds"), two investment companies that are advised by affiliates of Fleet Investment Advisors Inc., Galaxy II's investment adviser. The Agreements and Plans of Reorganization, which provide for the reorganization of the Funds into corresponding portfolios of the Liberty Funds, will also be submitted to a vote of the shareholders of the Funds at a meeting to be held on or about October 18, 2002. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Funds will be transferred to similar portfolios of the Liberty Funds and the shareholders of the Funds will become shareholders of the Liberty Funds. Pursuant to the Agreements and Plans of Reorganization, if approved, each Fund would reorganize into the corresponding Liberty Funds portfolio indicated below:

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GALAXY II FUND                                CORRESPONDING LIBERTY FUND
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Galaxy II Large Company Index Fund*           Liberty Large Company Index Fund
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Galaxy II Small Company Index Fund*           Liberty Small Company Index Fund
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Galaxy II Utility Index Fund                  Liberty Utilities Fund
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Galaxy II U.S. Treasury Index Fund*           Liberty U.S. Treasury Index Fund
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Galaxy II Municipal Bond Fund                 Liberty Intermediate Tax-Exempt Bond Fund
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*   The investment policies of the Galaxy II Fund are expected to continue following the proposed reorganization.

    A combined proxy statement and prospectus or proxy statement with respect to the proposed reorganization will be mailed to shareholders in advance of the meeting. If the Agreements and Plans
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of Reorganization are approved by shareholders, it is expected that the reorganization will occur in November 2002.

    It is expected that certain of the Funds will sell a portion of their portfolio securities prior to their reorganization with the Liberty Funds and will distribute all of their realized capital gains to shareholders. These distributions will be taxable to shareholders, although some or all of the distributions may, in effect, be a return of capital for new investors. Investors should contact their tax advisers before investing.

    In connection with the proposed reorganization of the Funds, the Board of Trustees of Galaxy II has suspended the sale of each Fund's shares to new investors effective as of the close of business on July 26, 2002. Existing shareholders of the Funds as of such date may continue to purchase shares of the Funds until the reorganization.

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